UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

NEXT-ChemX Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Dear NEXT-ChemX Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders (“Annual Meeting”) of NEXT-ChemX Corporation (the “Company”) to be held on Friday, June 24, 2022, at 10 a.m. PST to be held at 4275 Executive Square, Suite 200, San Diego, CA 92037, USA. If you are a Shareholder of Record on the Record Date, you will also be able to join the Annual Meeting and vote and submit your questions either in person or, should you so wish online by contacting the President prior to the meeting (email: m.johnson@next-chemx.com). If you are a confirmed Shareholder of Record on the Record Date, you will then be given instructions to join the meeting which is personal to you. To attend correctly you will also need to join the Shareholders’ WhatsApp group (a link will be sent to you. You may participate in this group even if you attend the meeting personally.

The Record Date of our Annual General Meeting is June 9, 2022.

On or about June 12, 2022, we will mail or send electronically to our Shareholders of Record at the close of business on that date, an “Important Notice of Containing the Proxy Materials” with details regarding how to attend the meeting should you so wish.

The Annual Report is available for download from the NASDAQ website: (https://www.nasdaq.com/market-activity/stocks/chmx/sec-filings?random=62313862c314a) and on from the SEC EDGAR website: (https://www.sec.gov/edgar/browse/?CIK=1657045&owner=exclude).

If you have received a Notice by mail, please note that you will not receive the printed proxy materials unless you specifically request them. Both the Notice and the Proxy Statement contain instructions on how you can request a paper copy or an email version of the Proxy Statement and Annual Report. The Company encourages all Shareholders to ‘go paperless’ both for the sake of the environment and to limit physical contact.

The Board of Directors appreciates and encourages shareholder participation in the Company’s affairs. However, whether or not you plan to attend the Annual Meeting either physically or ‘virtually’, we encourage you to vote your shares. Accordingly, we request that as soon as possible, you submit your completed proxy card or voter instruction form either by mail to 1111 W 12th St, # 113, Austin, Texas 78703 USA or as a scanned copy directly to our President (m.johnson@next-chemx.com).

This is our first significant shareholders’ meeting since the acquisition of the Membrane Extraction Technology and the subsequent changes to the Company’s business and management. This has completely transformed our business and prospects. We have been working through 2021 and into 2022 in difficult circumstances with the market situation worsening and the threat of further economic difficulties due to war and embargo following on from the years of disruption due to the pandemic. In spite of this, we have made a solid start in completing the work necessary to construct a versatile pilot plant that will enable us to perfect our process, increase its potential and flexibility, and begin the international marketing of our unique system. We have also been pursuing the funding required to finance our operations, open new offices and to construct a production facility that will feed the launch our system commercially. We have had early expressions of interest from potential customers as well as investors and we are confident that we will begin the next phase of our business later in 2022.

One of the major challenges facing us as we move forward will be maintaining and growing the team that will deliver the business. We will be recruiting expertise in a variety of fields not only at the Board of Directors level, in particular to ensure independent accountable corporate governance, but also across the organization from management, through our development program team and admin staff, to the production program teams we will require moving forward. While we do not underestimate the difficulties of managing our expected growth, we are confident that the dynamic, dedicated and international profile of the current team is a strength that we can build on in the future. In selecting personnel, the Company does not discriminate on any grounds, only seeking the best candidates for the required roles. We value diversity and gender equality and will be working to ensure that different views and experience add to the balance of our Board direction and operations. We are effectively now a re-emerging growth company that is innovative and technology based, and we also place a significant emphasis on intelligence, education, targeted expertise, flexibility, integrity and loyalty and will continue to pursue this approach as the means of ensuring the success of the Company.

Benton Wilcoxon

Chairman of the Board of Directors

Chief Executive Officer

NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS:

Date and Time	Location	Who Can Vote

Friday, June 24, 2022, at 10 a.m. PST	4275 Executive Square, Suite 200, San Diego, CA 92037	Only shareholders of record at the close of business on Thursday, June 9, 2022, are entitled to notice of and to vote at the meeting or any adjournments

VOTING:

The vote of all shareholders is important and we encourage you to vote your proxy even if you do not wish or cannot attend the meeting.

EMAIL SUBMISSION	MAIL/COURIER	VIRTUAL ATTENDANCE

A PDF of the signed proxy materials must have been received by us by email at close of business on June 23, 2022. You will receive an email confirmation of your submission.	Please submit your Proxy Materials to 1111 W 12th St, # 113, Austin, Texas 78703 USA to arrive by close of business on June 23, 2022.	If you wish to attend the meeting virtually, you should send a request to m.johnson@next-chemx.com or before close of business PST on June 21, 2022 so that your participation can be arranged. You will receive your instructions by email.

The Annual Meeting of Shareholders of NEXT-ChemX Corporation (“Annual Meeting”) will be held on Friday, June 24, 2022, at 10 a.m. Pacific Standard Time.

The Annual Meeting will be held at 4275 Executive Square, Suite 200, San Diego, CA, USA.

The Annual Meeting will take place for the following purposes:

●	to re-elect to the Board of Directors two nominees for director;
●	to ratify the re-appointment of BF Borgers CPA PC, as our independent registered public accounting firm for the 2022 fiscal year;
●	to consider and vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Only shareholders of record at the close of business on Thursday, June 9, 2022, are entitled to notice of and to vote at the meeting or any adjournments or postponements thereof.

It is important that your shares be represented and voted at the Annual Meeting. Whether or not you plan to attend the Annual Meeting in person, we encourage you to submit your proxy as soon as possible.

At the direction of the Board of Directors,

Dominic Majendie

Corporate Secretary

PROXY STATEMENT

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

The Annual Meeting

The Annual Meeting of Shareholders of NEXT-ChemX Corporation (“Annual Meeting”) will be held on Friday, June 24, 2022, at 10 a.m. Pacific Standard Time to be held at 4275 Executive Square, Suite 200, San Diego, CA 92037, San Diego California.

At this meeting, shareholders will be asked to re-elect two nominees for director; and ratify the re-appointment of BF Borgers CPA PC as our independent registered public accounting firm for the 2022 fiscal year; and to consider and vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Management will also respond to questions from shareholders.

Our principal executive offices are located at NEXT-ChemX Corporation, 1111 W 12th St, # 113, Austin, Texas 78703 USA and our telephone number is +1 (512) 663 2690.

When used in this Proxy Statement, the terms “we,” “us,” “our” “NEXT-ChemX” and “the Company” mean NEXT-ChemX Corporation and its business.

Why am I receiving these materials?

In connection with its solicitation of proxies for use at our Annual Meeting, our Board of Directors (“Board”):

(i)	has made these materials available to you, if you have registered your email address with the Company, via email, or
(ii)	upon your request, has delivered or will deliver printed versions of these materials to you by email or by mail.

As a shareholder of record of our common stock at the close of business on June 9, 2022, the record date for our Annual Meeting, you are invited to attend the Annual Meeting in person or virtually, and are entitled to and requested to vote on the items on the agenda as described in this Proxy Statement.

Why did I receive a notice in the mail regarding the email availability of proxy materials instead of a full set of printed proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission (SEC) which the Company follows voluntarily, we are making this Proxy Statement and our Annual Report for the year ended December 31, 2021 (Annual Report and, together with this Proxy Statement, the proxy materials) available to shareholders electronically via the internet (SEC website) and by email.

Shareholders will receive notification of the Annual General Meeting and receive the proxy materials via email or if so requested, printed copies of the proxy materials and a proxy card will be sent. Please think of the environment and reducing our carbon footprint and where possible request materials only by email.

Instructions on how to request a printed copy may be found in the Notice and in this Proxy Statement. We believe that the electronic process via email expedites your receipt of the proxy materials and reduces the cost and environmental impact of printing proxy materials for our Annual Meeting.

On or about June 12, 2022, shareholders of record and beneficial owners of our common stock at the close of business on June 9, 2022 (shareholders of record) will be sent a Notice instructing them as to how to receive their proxy materials via email.

Who is entitled to vote at the Annual Meeting?

Shareholders who held shares of our common stock at the close of business on Thursday, June 9, 2022, are entitled to vote at the Annual Meeting. Each share of our common stock is entitled to one vote.

How many shares are eligible to be voted and how many shares are required to hold the Annual Meeting?

A quorum is required to hold the Annual Meeting and conduct business. The presence at the Annual Meeting, in person or by proxy, of shareholders holding a majority of our common stock outstanding as of the close of business on Thursday, June 9, 2022 (the record date) will constitute a quorum for purposes of holding and conducting business at the Annual Meeting.

As of June 9, 2022, we had 27,914,383 shares of our common stock outstanding, including exercised conversions - each entitled to one vote at the Annual Meeting - meaning that 13,957,192 shares of common stock must be represented in person or by proxy to have a quorum. Our common stock is our only outstanding class of voting securities. For purposes of determining whether a quorum exists, broker non-votes (as described further below) and proxies received but marked “ABSTAIN” will be counted.

What am I voting on?

You are voting on proposals to:

●	re-elect to the Board: two nominees for director; and
●	ratify the re-appointment of BF Borgers CPA PC, as our independent registered public accounting firm for the 2022 fiscal year; and
●	consider and vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

How does the Board recommend that I vote?

The Board recommends that you vote:

FOR the re-election of each of the two director nominees; and

FOR the ratification of the appointment of BF Borgers CPA PC, as our independent registered public accounting firm for the 2022 fiscal year

How do I vote by proxy?

Your vote is very important. Whether or not you plan to attend the Annual Meeting in person or virtually, you may give a proxy to be voted at the Annual Meeting either:

●	via email pursuant to the instructions provided in the Notice; or
●	if you received printed proxy materials, via email or if so requested by telephone or mail pursuant to the instructions provided on the proxy card.

If you vote by mail, you must ensure that your proxy card is received by the Company before close of business on Thursday, June 23, 2022 (PST).

If you vote properly pursuant to the instructions provided in the Notice or properly complete and deliver your proxy card (whether electronically via email, by mail or by telephone) and President receives your instructions in time to vote at the Annual Meeting, your “proxy” (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign and return your proxy card, but do not make specific selections, your proxy will vote your shares as recommended by the Board.

If any other matter is properly presented at the Annual Meeting, including a proposal to postpone or adjourn the meeting, your proxy will vote your shares at his or her discretion. At present, the Board knows of no other business that is intended to be brought before or acted upon at the Annual Meeting.

What if I need assistance with voting or have questions regarding the Annual Meeting?

If you need assistance with the voting of your shares or have questions regarding the Annual Meeting, please contact our President, J. Michael Johnson, (email: m.johnson@next-chemx.com; Telephone: +1 512 663 2690).

How are votes counted?

In the election of directors, for each of the nominees, your vote may be cast “FOR” or “AGAINST” or you may “ABSTAIN.” If you “ABSTAIN” with respect to any nominee, it will not count as a share actually voted and will have no effect on the determination as to that nominee. If you sign your proxy card with no further instructions, your shares will be voted in accordance with the recommendation of the Board.

In the ratification of the appointment of BF Borgers CPA PC, as our independent registered public accounting firm for the 2022 fiscal year, your vote may be cast “FOR” or “AGAINST” or you may “ABSTAIN. If you “ABSTAIN” it will not count as a share actually voted and will have no effect on the determination of this proposal. If you sign your proxy card with no further instructions, your shares will be voted in accordance with the recommendation of the Board.

How many votes are required to approve each proposal?

Under our By-Laws, except as otherwise required by law, each nominee for director shall be elected to the Board by the affirmative vote of the majority of votes cast, in person or by proxy, by the holders of shares entitled to vote at a meeting at which a quorum is present; provided, however, that if the number of nominees exceeds the number of directors to be elected at any such meeting, as determined by the Corporate Secretary of the Company as of the record date for such meeting, the directors shall be elected by a plurality of the votes cast, in person or by proxy. A ‘plurality of the votes cast’ is otherwise known as a relative majority.

Note that, at this Annual General Meeting, the number of nominees does not exceed the number of directors to be elected.

In the event that a director nominee fails to receive an affirmative majority of the votes cast in an election where the number of nominees is less than or equal to the number of directors to be elected, the Board of Directors, within its powers, may decrease the number of directors, fill the vacancy, or take other appropriate action.

The affirmative vote of a majority of shares with voting power present in person or represented by proxy and which have actually voted on the proposal is required to ratify the appointment of BF Borgers CPA PC, as our independent registered public accounting firm for the 2022 fiscal year:

You may vote “FOR” “AGAINST” or “ABSTAIN.” If you “ABSTAIN, it will be counted for the purpose of determining whether a quorum is present for conducting the Annual Meeting, but it will not count as a share actually voted and will have no effect on the determination of this proposal.

At present, the Board knows of no other matters to be presented for shareholder action at the Annual Meeting.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Some of our shareholders hold their shares through a broker, trustee, bank, other financial intermediary, or other nominee rather than directly in their own name. As summarized below, there are some differences between shareholders of record and beneficial owners.

Shareholders of Record

If your shares are registered directly in your name with our transfer agent, Equity Stock Transfer, 237 West 37th Street, Suite 602, New York, NY 10018, USA as of the close of business on Thursday, June 9th, 2022, you are considered the shareholder of record with respect to those shares, and the Notice or proxy materials are being made available, via email electronically or otherwise, directly to you by the Company. As the shareholder of record, you have the right to grant your voting proxy directly to the Company or a third party, or to vote in person at the Annual Meeting. The Company has made available a proxy card for you to use for voting purposes.

Beneficial Owners

If your shares are held through a brokerage firm, trustee, bank, other financial intermediary, or other nominee, as of the close of business on Thursday, June 9, 2022, you are considered the beneficial owner of those shares held in “street form”. The Notice or proxy materials will be made available, via email electronically or otherwise, by the Company to your broker, trustee, bank, other financial intermediary, or other nominee (the “intermediary”) and they will forward these materials to you, together with a voting instruction form if requested via paper copy to your intermediary. As the beneficial owner, you have the right to direct your intermediary on how to vote. Please note, however, in order that you may vote these shares directly ‘in person’ at the Annual Meeting, since you are not the shareholder of record, you must imperatively request, complete, and deliver a legal proxy from your intermediary enabling you or your nominee to vote and be represented at the meeting. If you have received an email with proxy materials or requested printed proxy materials, your intermediary will enclose a voting instruction form for you to use in directing the intermediary regarding how to vote your shares.

What discretion does my broker have to vote my shares held in “street form?”

In general, OTC rules allow your broker to vote your shares in its discretion on “routine” proposals when it has not received instructions from you at least ten (10) days prior to the Annual Meeting. The proposal regarding the ratification of the appointment of our independent registered public accounting firm is a matter considered routine under applicable rules and, therefore, your broker may vote on your behalf for this matter if you do not otherwise provide instructions. The election of directors, however, is not considered a routine matter. Therefore, if you do not instruct your broker how to vote your shares on this non-routine matter, your broker will not be permitted to vote your shares. This is referred to as a “broker non-vote.”

Broker non-votes (shares held by brokers that do not have discretionary authority to vote on the matter and that have not received voting instructions from their clients) are counted for purposes of determining whether a quorum is present, but are not counted or deemed to be present, represented or voted for the purpose of determining whether shareholders have approved a proposal. Thus, a broker non-vote will have no effect on the outcome of the election of directors.

Can I change my vote or revoke my proxy after I have already voted or given my proxy?

Yes. If you are a shareholder of record, you may change your vote or revoke your proxy at any time before the proxy is voted at the Annual Meeting. To revoke a previously submitted proxy and change your vote, you may:

●	mail a written notice to m.johnson@next-chemx.com “revoking” your earlier vote;
●	submit to the Company via email a properly completed and signed proxy card with a later date; or
●	vote in person while participating at the Annual Meeting by arrangement; (please note that your virtual attendance at the Annual Meeting alone will not revoke your submitted proxy).

Your last dated proxy, properly completed and timely received prior to, or your vote cast at, the Annual Meeting will be counted.

If you own your shares in street form, please contact your broker or other intermediary for instructions on changing your vote or revoking your proxy.

Can I vote at the meeting if attending virtually?

Yes. If you are the shareholder of record of the shares, you will have the opportunity to vote in person when you attend the Annual Meeting either in person or online. If online, you should ‘raise your hand’ using the software or message on the prearranged WhatsApp chat group. If you chose to vote at the meeting where you have previously submitted a proxy, please notify the Corporate Secretary or any officer of the Company present that you wish to vote in person and revoke your proxy. Note also, that, since a beneficial owner holding shares in street form is not the shareholder of record, if you are such a beneficial owner of shares, you may not vote your shares in person at the Annual Meeting unless you obtain a valid legal proxy from the broker or other intermediary that holds your shares giving you the right to vote the shares at the Annual Meeting.

Please provide the legal proxy information as soon as possible in advance of the opening of the meeting or preferably send the materials via email in advance to m.johnson@next-chemx.com.

Who will count the votes?

The President and/or the Corporate Secretary attending at the meeting will tabulate shareholder votes and act as Inspector(s) of Election for the meeting.

Is voting confidential?

Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:

●	as necessary to meet applicable legal requirements;
●	to allow for the tabulation and certification of votes; and
●	to facilitate a successful proxy solicitation.

Note that, where shareholders provide written comments on their proxy cards, these may be forwarded to the Company’s management and to the Board for consideration at their next meeting.

How can I participate and ask questions at the Annual Meeting?

You may participate in person at the meeting. Please arrive at least 10 minutes in advance to finish the registration procedures.

Should you wish to participate online, we confirm that we are committed to ensuring that our shareholders have substantially the same opportunities hear and vote and otherwise participate virtually at the Annual Meeting as if they were in-person at the meeting.

To participate virtually at the Annual Meeting you will need to contact the President via email (m.johnson@next-chemx.com) in advance of the meeting to arrange this. You must provide (i) your full name and address; (ii) an email address capable of receiving the Proxy materials and other documents, (iii) a telephone number that you can use to connect with our WhatsApp group, which you will be invited to join prior to the meeting; (iv) an address for mail where you may be contacted that should be the same as your address registered with the transfer agent (for security purposes); (v) details of the number of shares you will be voting at the meeting; (vi) and, if you are not the shareholder of record, valid documents that show that you have received the right to vote the said shares from the registered Shareholder of Record.

Please note that we will validate by contact with any shareholder of record any documents that are submitted giving the right to vote to any person not a shareholder of record. If such validation is not confirmed you may not be permitted to attend or vote at the meeting, or your attendance and vote will be noted but not counted until such time as your powers to represent are duly confirmed. This is to prevent fraud and you should instruct the shareholder of record holding your shares in street form that they will be required to so verify.

If attending virtually, prior to the start of the Annual Meeting you will receive a link through which you can attend the meeting. Prior to the meeting start, you should (a) enter the waiting room of the Meeting at least 10 minutes before the start of the meeting and (b) login on a separate device to the WhatsApp Chat group for Shareholders of Record and Beneficial Owners.

To submit a question at the Annual Meeting, you may: (1) submit the question in advance to ir@next-chemx.com prior to the start of the meeting, or (ii) using the WhatsApp chat group once the meeting has started. Please submit your questions in English. We encourage you to submit any question that is relevant to the business of the Annual Meeting.

Appropriate questions asked during the Annual Meeting will be read and addressed during the Annual Meeting, as time permits. Questions and answers may be grouped by topic, and we will group substantially similar questions together and answer them with one reply. Questions regarding personal matters or general economic or political questions that are not directly related to the business of NEXT-ChemX are not directly pertinent to Annual Meeting matters and, therefore, will not be answered. We may limit each shareholder to a limited number of questions to allow us to answer questions from as many shareholders as possible.

If there are matters of individual concern to a shareholder and not of general concern to all shareholders, or if a question posed was not otherwise answered, we encourage shareholders to contact us separately after the Annual Meeting. We encourage shareholders to log into to the Meeting at least 10 minutes prior to the start of the Annual Meeting to test their internet connectivity. We want to be sure that all our shareholders are afforded the same rights and opportunities to participate as they would at an in-person meeting.

All members of our Board of Directors and certain executive officers are expected to join the Annual Meeting and be available for questions and only in the most exceptional circumstances might they not be available.

What do I do if I have technical problems during the Annual Meeting?

If you encounter any difficulties accessing the Annual Meeting, please signal this by posting on the WhatsApp group chat or if the group chat is not working, please send an email immediately to ir@next-chemx.com or call +1 (512) 663 2690.

What happens if the Annual Meeting is adjourned or postponed?

Your proxy will still be effective and will be voted at the rescheduled Annual Meeting. You will still be able to change or revoke your proxy until it is voted, provided such new proxy or revocation is properly completed and timely received.

Will any other business be considered or presented at the Annual Meeting?

Our By-Laws provide that a shareholder may present business to be considered at the Annual Meeting only if proper prior written notice was timely received by us although this may be waived by the meeting. Other than the items of business described in this Proxy Statement, our Board is not aware of any other business to be acted upon at the Annual Meeting; however, if any other business does properly come before the Annual Meeting, the persons named as proxies on the proxy card will vote your shares in accordance with their discretion.

How can I find the results of the Annual Meeting?

We will report the final voting results on a Current Report on Form 8-K filed with the SEC either within four business days after the Annual Meeting or if there is some question regarding the representation of shares that needs to be confirmed, within four (4) days of such confirmation. The Form 8-K will be available on the SEC’s website, www.sec.gov.

Who is soliciting my vote pursuant to this Proxy Statement?

Our Board is soliciting your vote.

Is there a list of shareholders entitled to vote at the Annual Meeting?

A list of shareholders entitled to vote at the Annual Meeting will be available during the Annual Meeting. During the period ten days prior to the Annual Meeting, the Shareholder list may be obtained by shareholders of record from the President of the Company via an email request sent to ir@next-chemx.com . If you are a beneficial owner, such request should be made through the shareholder of record.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING AND OTHER STATEMENTS

This Proxy Statement contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements may be identified by words like “expects,” “projects” “anticipates,” “intends,” “plans,” “believes,” “sees,” “estimates” and variations of such words and similar expressions that are intended to identify such forward-looking statements. These forward-looking statements are based on our beliefs, assumptions and estimates using information available to us at the time and are not intended to be guarantees of future events or performance. Factors that may cause actual results to differ materially from those contemplated by the statements in this Proxy Statement can be found in our most recent Annual Report on Form 10-K filed with the SEC and in the Quarterly Reports on Form 10-Q that we have filed or will file hereafter. Such reports should be read in their entirety, however, attention is particularly drawn to the disclosure of risk factors. The forward-looking statements speak only as of the date of this Proxy Statement and undue reliance should not be placed on these statements. We disclaim any intention or obligation to publicly update or revise any forward-looking statements. This cautionary statement is applicable to all forward-looking statements contained in this document or in any documents or verbal statements which may be made during the Annual General meeting or in answers to questions made by Shareholders.

PROPOSAL 1: ELECTION OF DIRECTORS

Summary

Our entire Board is elected annually by our shareholders and currently consists of two members. During the course of 2022, it is anticipated that the number of directors will be increased to between three and five with the addition of new “independent directors”. At present, however, both directors are standing for re-election for a one-year term, to hold office until the 2023 Annual Meeting of Shareholders and until their successors have been elected and qualified.

The nominees for re-election at this Annual Meeting are: Benton Wilcoxon and J. Michael Johnson.

Each of the director nominees is willing and able to stand for election at the Annual Meeting, and we know of no reason why any of the nominees would be unable to serve as a director. Should such a situation arise, however, the Board may designate a substitute nominee or, alternatively, reduce the number of directors to be elected. If a substitute nominee is selected, the persons named as proxies will vote for that substitute nominee. Any vacancies not filled at the Annual Meeting may be filled by the Board.

Director Nominees

The biography of each of the nominees is listed below and contains information regarding the person’s service as a director for NEXT-ChemX Corporation; their business experience, other public company director positions currently held or held at any time during the last five years, information regarding involvement in certain legal or administrative proceedings (if applicable), and the experiences, qualifications, attributes or skills that caused the Board to determine that the person should serve as a director in light of our business and structure. Our Board believes that these strong backgrounds and sets of skills provide the Board, as a whole, with a strong foundation of technical expertise and a wealth of diverse experience in a wide variety of areas. Both of our current Directors began their directorships in April 2021 at the time of the reorganizations of the Company such that their length of service is not an indication to be considered with emphasis.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF BOTH NOMINEES FOR DIRECTOR.

Benton H Wilcoxon

Mr. Wilcoxon has served as a Director and Chief Executive Officer of NEXT-ChemX Corporation for one year and approximately 2 months since April 2021. Benton is an accomplished American entrepreneur with a world-class talent for integrating new material technologies into revolutionary products. He has founded upwards of 10 companies to commercialize new products, most notably Ashurst Technology Ltd (“Ashurst”) and Composite Technology Corporation (“CTC”). As the head of Ashurst, he identified and was the first to develop and commercialize aluminum scandium alloys for aerospace, marine and sports equipment applications. In that role and subsequently he developed and operated scandium extraction from solutions of ore bodies and processed tailings. Wilcoxon founded CTC to develop and commercialize the world’s most efficient conductor for high voltage transmission lines. Over 60,000 kilometers of this game changing transmission technology has been deployed in over 900 projects across 50 countries. The technology is estimated to have reduced CO2 emissions by over 3.5 million metric tons every year. End users include some of the largest utilities in the world including American Electric Power in the USA, National Grid in the UK and State Grid in China. He also headed DeWind, which commercialized the first synchronous large megawatt wind turbines before its sale and transfer to Daewoo.

J. Michael Johnson

Mr. Johnson has served as Director, President, and Financial Officer of NEXT-ChemX Corporation for one year and approximately 2 months since April of 2021. Mr. Johnson brings professional experience gained from his services to a variety of public and privately held middle market businesses for over 30 years. For over 5 years Mr. Johnson has been the CEO of Future Capital Holdings that has has filed a medical patent before entering the distressed asset market in late 2021. Mr. Johnson’s financial career began at Fidelity Investments in 1990 in the institutional trading division. From approximately 1992-2001 Mr. Johnson worked at various broker dealers in both retail and institutional sales. During this timeframe Mr. Johnson also was a 25% partner in Southern California Equity Group, Inc. a franchise broker dealer located in La Jolla California. During these years Mr. Johnson participated in IPO’s, secondary offerings, debt, equity financings, as well as private placements both on the retail and institutional level. In 2002, Mr. Johnson became an independent consultant working for various small cap growth companies providing services for his client to raise capital and navigate through the public markets. His primary focus has been identifying funding sources, structuring financings and negotiating the terms of the capital. Mr Johnson was instrumental in arranging for Mr Wilcoxon and his team to commercialize the Membrane Extraction Technology through the Company. Mr Johnson received his Bachelor of Science degree in Economics in 1989 from Fitchburg State University.

CORPORATE GOVERNANCE

Overview of the Current Situation

Following the reorganization of the Company’s business in April 2021 and the changing of the Board of Directors as well as the complete refocus of the business away from management services to the development of new products, specifically the Membrane Extraction Technology (SIC Code: 3559), the Company found itself with a small technology team developing what may potentially become a ground breaking approach to the extraction of ions from solutions, including lithium, calcium, magnesium, and other elements. The team has been focusing on the completion of intellectual property protection, pilot plant development and other essential steps in the commercialization of the technology. Senior staff has been added slowly due the start-up nature of the business and the lack of security this entails as well as financial constraints. These factors have inhibited the Board’s efforts to introduce the full array of corporate governance measures.

The Board is, however, strongly committed to transparency, good governance, accountability, and independent oversight. For this reason, the Board has decided to hold this Annual Meeting with the present Proxy materials sent to all shareholders as part of the move to openness and transparency.

These materials will also highlight the deficiencies in the current Board structure as well as the lack of independent control that is the hallmark of early development stage companies that are focused on internal results in the shortest period. We currently have no independent directors. Our directors are entrepreneurs dedicated to building the business and focused on results. The inertia required to overcome the difficulties inherent in a start-up is considerable, however, while concentrating on this development, the Board is committed also to progressing in the shortest period of time to the introduction of Board independence and regulation by independent Board committee and regular oversight.

At present, the Board has passed certain Corporate Governance Guidelines that will act as the guide to the introduction of good governance over time. These guidelines are available to shareholders of record on demand via email (m.johnson@next-chemx.com) and will be posted on the Company’s website under Investor Information.

Included in the Corporate Governance Guidelines is the provision for the establishment of 3 Board Committees:

(1)	the Audit Committee (“NCX Audit Committee”);
(2)	an Executive Compensation and HR Committee (“ECHR Committee”); and
(3)	a Board Nomination and Corporate Governance Committee (“Board NCG Committee”)

The Chairman will be actively seeking, with the help of third parties, independent board candidates to enhance the Bord performance. However, the full Board currently remains responsible for the final approval of any new director candidates, as well as the nomination of existing directors for re-election.

Chief Executive Officer Succession

During the next 12 months the Company will be putting in place measures to cope with and plans for the succession for our Chief Executive Officer (and other executive officers, as appropriate). Our Chief Executive Officer will discuss with the Board and document his recommendations. He will evaluate potential successors to his position, including where possible in the event of an unexpected emergency. The Chief Executive Officer will review and suggest induction and education plans recommended for both external candidates and those who are current employees of the Company.

Board Leadership Structure

Our Board believes that it is important that it retain flexibility to make the determination as to whether the interests of the Company and our shareholders are best served by having the same individual serve as both Chief Executive Officer and Chairman of the Board, or whether the roles should be separated based on the circumstances at any given time. At present, given the needs of the Company at the present time, it has been determined that these roles are best served by Mr Wilcoxon holding both positions. Cognizant of the need to provide for oversight in this case, during the course of 2022 and following the appointment of independent directors to the Board, our Corporate Governance Guidelines call for the Board to appoint a “Lead Independent Director” where the Chief Executive Officer and Chairman of the Board roles are combined, (or even where a individual Chairman is not otherwise independent).

The Company anticipates that a Lead Independent Director will be so nominated during the course of 2022.

The Lead Independent Director will preside over meetings of our non-management directors, serve as liaison between our Chairman and the independent directors, work with the Chairman to establish agendas for Board and committee meetings, raise issues with management on behalf of the independent directors, consult with committee leadership, and carry out other duties as requested by the Board. The Lead Independent Director also has the authority to call meetings of the Board and special meetings of independent or non-management directors, as needed.

Board Evaluations

Our Board of Directors will conduct annual self-evaluations, that are anticipated to be overseen by the Board NGC Committee.

Risk Oversight

Our Board oversees an eclectic, enterprise-wide approach to risk management, analyzing through our strategic goals the potential issues that may arise during the course of implementation. The focus is on risk anticipation, training and preventive measures as well as improving and adapting long-term organizational performance to become more resilient and better able to cope with adverse circumstances. A major factor in our risk assessments and prevention plans is the intellectual property protection work and this is contracted to a third-party specialist company with specific, targeted expertise in this area.

A fundamental part of risk oversight is to understand the individual risks our Company faces, And the formulation of the steps management must take to mitigate those risks, including the framework used by management for coordinated oversight, control and continuous improvement of processes all of which are used to manage risk and to assess management’s appetite for risk.

It is management’s responsibility to manage risk and bring material risks facing our Company to the Board’s attention.

Our Board is fully aware of the risks relating to strategic and operational initiatives, business continuity, cybersecurity, financial performance, and legal developments, which are each integrated with enterprise-risk exposures. The involvement of the full Board in approving our strategic plan is a key part of its assessment of the risks inherent in our corporate strategy.

It is anticipated that the risk management capabilities of the Company will be greatly enhanced by the introduction of operational Board Committees.

Communications with the Board

Shareholders and other interested parties who wish to communicate directly with any member of our Board, the Board as a group, or our non-management directors as a group, may do so by writing to the Board of Directors (c/o the Chairman) or Non-Management Directors (c/o the Lead Independent Director or Corporate Secretary) at NEXT-ChemX Corporation, 1111 W 12th Street, Suite 113, Austin, Texas, 78703, United States or by contacting us via email at ir@next-chemx.com. Please note that communications may be reviewed by our legal counsel to review and organize, but not screen, communications from shareholders and other interested parties subsequently to deliver them to the Board or non-management directors, as applicable. In particular, we will screen commercial solicitations for appropriateness.

The Company is committed to shareholder engagement. In addition to the communication process detailed above, shareholders also have the opportunity to speak at our Annual Meeting of Shareholders and communicate with our Investor Relations department, among other avenues for engagement.

Related Party Transactions

Our Board has adopted a written related party transaction policy to monitor transactions, arrangements or relationships in which the Company and any of the following have an interest: (1) any person who is or was (since April 27, 2021), even if they do not presently serve in that role) an executive officer, director or director nominee; (ii) any person or entity who holds more than a 5% beneficial ownership of our common stock; (iii) any immediate family member of any of the foregoing; or (iv) any entity in which any of the foregoing persons is employed or is a general partner or principal or acts in any similar position in which such person or persons collectively have a 10% or greater beneficial ownership interest. The policy covers any related party transaction that meets the minimum threshold for disclosure under relevant SEC rules (generally, transactions involving amounts exceeding $120,000 in which a related person has a direct or indirect material interest).

At this time, there are no related party transactions to disclose, however, attention is drawn to the disclosure of salary and other remuneration of the directors and officers.

Code of Conduct

We maintain a Code of Conduct, which has been approved by our Board, to ensure that our directors, employees and officers, including our Chief Executive Officer and Financial Officer, understand the basic principles that govern our corporate conduct. The Code of Conduct is available on demand for our shareholders by requesting a copy to ir@next-chemx.com.

Sustainability

All human systems and most natural processes consume resources. The Company seeks to ensure that its systems and procedures use resources that are replaceable where possible (taking care that they are replaced or are scheduled to be replaced) and does not waste essential depletable resources unnecessarily. In this manner, we endeavor to reduce our environmental footprint across our organization. Proactively, we design our approaches and solutions in such a manner as to limit the disruption of surrounding and interconnected systems. In terms of society, we engage with and support the communities wherein we operate. We endeavor to conduct our operations in a responsible and ethical manner, and, internally, we aim to advance the growth, capabilities and wellbeing of our employees.

Our principal product in development, our extraction system (please refer for more information to our website www.next-chemx.com or our most recent 10-K filing available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1657045/000149315222010068/form10-k.htm) is designed to remove targeted ions without the overapplication of heat energy or the creation of expensive pressure or using invasive chemical environments and without the necessity of costly time-consuming evaporation programs that waste or deplete water resources in the area of operation. We aim to avoid toxic chemical usage that can lead to contaminations and that have some inevitable effect on the environment, that require an increase in the costs of clean-up or that raise problems of disposal.

These philosophies and approaches are what we mean when we claim a sustainable approach to our work and environment. It is better described as a drive to a harmonious co-existence with our environment, with corelated or neighboring systems both natural and manmade and with the least unnecessary disruption or hazard for the present or future generations.

These policies are not as yet having an important effect, but the foundations will be laid prior to our commencing production and deployment of our products and systems and we will report on the results as we move forward.

MEETINGS AND BOARD COMMITTEES

Board Meetings and Director Attendance

The Board met 9 times in 2021. All of these meetings were conducted by unanimous written agreement with the discussions and issues being weighed by conference prior to the elaboration of the minutes. Each incumbent director participated in the input and elaboration of all the decisions of the Board.

Committees

There were no Committees established and operational during 2021 and to date. There are no independent director members of the Board. It is anticipated that this situation will change during the course of 2022 beginning with the appointment of independent directors and the creation of the Audit Committee.

DIRECTOR COMPENSATION

Elements of Director Compensation

Neither of the Directors receives a package that can be considered adequate. From April 27, 2021 until March 30, 2022 each Director was paid $10,000 per month with no other compensation allocated. Moreover, due to financial constraints neither director received regular cash payment, the amounts currently being accumulated as debt. No options or other forms of compensation have been granted.

On April 1, 2022, the salaries of both Directors was increased to $20,000 per month however, to date no payments have been made to either Director. In addition, provisions were introduced for a fixed term for the Directors and officers that will ensure their commitment for a period of four years. In order to correct this situation and to provide for the future of the Company, the ECHR Committee will be established to evaluate the appropriate level and form of compensation for both employee and non-employee directors. We are committed to independent director involvement in any future changes to director remuneration. Operating at least annually, they will recommend changes to our Board when appropriate and review the remuneration of directors and officers to ensure the future of the business.

Independent Director Remuneration.

It is anticipated that the Lead Independent Director will receive an annual cash fee of $30,000 and the chairman of the Audit Committee will receive an annual cash fee of $18,000 as well as options to acquire shares in the Company. The salaries of other committees has as yet not been considered.

Each non-employee director will receive an annual cash retainer and fees on a quarterly basis. It is anticipated that each non-employee director will also receive an equity award in lieu of payment and options to acquire the shares of common stock of the Company.

Employee Directors Remuneration

Directors who are also employees of the Company receive no compensation for serving on the Board or committees.

Other Payments and Benefits

We pay for, or reimburse our directors for, transportation, hotel, meals and other incidental expenses incurred in connection with their performance of services for us, including attending Board and committee meetings and participating in director education programs. We also extend directors’ and officers’ indemnity insurance coverage to each of our directors.

Director Compensation Table

The table below summarizes the compensation paid or earned by our non-employee directors for the year ended December 31, 2021.

Name	Age	Monthly amount	Amount Paid	Amount Deferred
Benton Wilcoxon	72	$10,000	$0	$105,000
J. Michael Johnson	56	$10,000	$0	$70,000

EXECUTIVE OFFICERS

Our Executive Officers

As June 6, 2022, we had one executive officer:

Dominic J. Majendie

Mr Majendie has served as Vice President, Business Development since October 1, 2021. Educated in England and at Geneva University he obtained a Masters equivalent in Law. Dominic Majendie has held a variety of senior managerial positions including as an officer and director of US publicly traded companies over a period of 40 years. He has worked extensively in the commercialization of new technologies in materials science, energy storage and overhead power cables developing marketing strategies and organizing the introduction of new products in international markets. Notably he has worked in senior positions with Mr Wilcoxon in both Ashurst Technology Corporation and Composite Technology Corporation. Mr Majendie has organized businesses in Telecommunications, V-Sat and social media systems, as well as more recently managing the manufacturing operations of a thermoplastic injection molding and extrusion facility in the Middle East. He has managed complex projects and consulted in the UK on business reorganizations as well as for the Qatari Governmental think tank examining questions of sustainability and food security. He has worked extensively in North America, Europe, Ukraine, and the Middle East.

CERTAIN BENEFICIAL OWNERSHIP MATTERS

Security Ownership of Principal Shareholders

Set forth below are shareholders known by us to be the beneficial owner of more than 5% of our Common Stock, $0.01 par value, as of June 9, 2022. As of June 9, 2022, there were 27,914,383 shares of our common stock outstanding.

Name and Address	Number of Shares	Beneficially Owned	Percent of Shares
NEXT-ChemX Texas	23,844,448	See Note *	85.4%
Arastou Mahjoory	1,761,495	Arastou Mahjoory	6.3%
Kenneth Mollicone	1,761,495	Kenneth Mollicone	6.3%

* Note:	The number of shares owned by NEXT-ChemX (Texas) are beneficially owned by the shareholders of that company; the major shareholders of NEXT-ChemX Texas are: NextMetals Ltd (66.54%), Dr Kocherginsky (20.97%), J. Michael Johnson (5.50%) and 6.99% is owned by 2 other smaller shareholders.

STOCKHOLDER PROPOSALS AND COMPANY INFORMATION

Shareholder Proposals and Director Nominations

Shareholder proposals and director nominations for the 2023 Annual Meeting of Shareholders must be received by our Corporate Secretary at our principal executive office on or before November 27, 2022. Director nominations submitted for inclusion in our 2023 Annual Proxy Statement must be received no earlier than October 18, 2022 and no later than November 23, 2022. Director nominations by our shareholders will go before the Board NCG Committee or if this committee is not formed before the Board to examine the suitability of the candidate concerned. The Company will require additional information prior to inclusion in the 2023 Proxy statement and the candidate proposed should be interviewed by the Board NCG Committee and the Chairman of the Company before February 1, 2023.

Should you wish to submit a proposal or director nomination, have it addressed to our Corporate Secretary at NEXT-ChemX Corporation 1111 W 12TH ST, #113, Texas, 78703 USA

Annual Report to Shareholders and Form 10-K

Our 2021 Annual Report to Shareholders, including financial statements for the fiscal year ended December 31, 2021, accompanies this Proxy Statement. The Annual Report is also available on our the SEC Website: (https://www.sec.gov/edgar/browse/?CIK=1657045&owner=exclude) and the NASDEQ website: (https://www.nasdaq.com/market-activity/stocks/chmx/sec-filings).

Householding of Proxy Materials

Applicable rules permit us and brokerage firms to send one Notice or Proxy Statement and Annual Report to multiple shareholders who share the same address unless we have received instructions to the contrary from one or more of the shareholders. This practice is known as householding. If you hold your shares through a broker, you may have consented to reducing the number of copies of materials delivered to your address. In the event that you wish to revoke a householding consent you previously provided to a broker, you must contact that broker to revoke your consent. If you (i) are eligible for householding and you currently receive multiple copies of either our Notice or Proxy Statement and our Annual Report, but you wish to receive only one copy of each of these documents for your household or (ii) you currently receive only one set of these documents due to householding and wish to revoke your consent for future mailings, please contact ir@next-chemx.com.

OTHER INFORMATION

Other Matters That May Come Before the Annual Meeting

We do not know of any other matters that may be presented for consideration at the Annual Meeting. If any other business is properly presented for consideration before the Annual Meeting, the persons named as proxies on the enclosed proxy card, or proxy voting instruction form, will vote as they deem in the best interests of the Company.

Solicitation of Proxies at the Annual Meeting.

We will pay the costs of this solicitation. Our directors, officers or other employees may solicit proxies on behalf of the Board primarily by mail and via email or the Internet, but additional solicitations may be made in person, by electronic delivery, telephone, facsimile or other medium. No additional compensation will be paid to our directors, officers or other employees in connection with this solicitation.

Websites

Information on or connected to our website (or the website of any third party) referenced in this Proxy Statement is in addition to and not a part of or incorporated by reference into this Proxy Statement. Such additional information speaks as of the date thereof and is not intended to be confirmed or updated by reference herein.

NEXT-ChemX Corporation disclaims any liability or responsibility for or endorsement of the information on or connected to the website of a third party.

NEXT-ChemX Corporation

1111 W 12th Street, #113

Austin, Texas 78703

PROXY

NEXT-ChemX Corporation

Proxy for the Annual Meeting of Shareholders to be held on June 24, 2022

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints J. MICHAEL JOHNSON and DOMINIC J. MAJENDIE and each of them acting solely, as proxies, with full power of substitution and with all powers the undersigned would possess if personally present, to represent and vote, as designated heron, all of the shares of common stock of NEXT-ChemX Corporation (the “Company*), par value $.001 per share to vote all of the shares of common stock allocated to the account of the undersigned, which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at 4275 Executive Square, Suite 200, San Diego, CA 92037, USA on Friday, June 24, 2022 at 10:00 A.M. (Pacific Standard Time), and any adjournment or postponement of the meeting.

THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN AND ACKNOWLEDGES RECEIPT OF THE NOTICE AND PROXY STATEMENT FOR THE ANNUAL MEETING. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF EACH DIRECTOR AND “FOR” PROPOSAL 2, AND AT THE DISCRETION OF THE PROXIES ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

(Please sign and date on reverse side and scan and promptly send the pdf formatted scan to m.johnson@next-chemx.com or and return promptly to NEXT-ChemX Corporation 1111 W 12th Street, #113 Austin, Texas).

This Proxy Card is only Valid when Signed and Dated

(Fill in in blue or black ink only please)

PROPOSAL No. 1: RE-ELECTION OF DIRECTORS

Name of Director:	FOR	AGAINST	ABSTAIN

Benton Wilcoxon	☐	☐	☐

J. Michael Johnson	☐	☐	☐

PROPOSAL No 2: RATIFICATION OF THE APPOINTMENT OF OUR AUDITOR

	FOR	AGAINST	ABSTAIN
To ratify the re-appointment of BF Borgers CPA PC, as our independent registered public accounting firm for the 2022 fiscal year.	☐	☐	☐

NOTE: Also such other business as may properly come before the Annual Meeting or any adjournment thereof.

Fill in your name exactly as it appears in the Proxy. If the shares are registered in the names of two or more persons, each of such persons must sign. Executors, administrators, trustees, partners, custodians, guardians, attorneys, and corporate officers please also add your full title(s).

Signature of Shareholder:

Print Name and Title	Signature	Date

Signature of Joint Owner (if any):

Print Name and Title	Signature	Date